UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 22, 2019

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

485C ROUTE 1 SOUTH, SUITE 400, ISELIN NEW JERSEY 08830

(Address of Principal Executive Offices) (Zip Code)

732-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MSEX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2019, Middlesex Water Company (the “Company”) entered into an Underwriting Agreement, dated as of November 19, 2019 (the “Underwriting Agreement”), with Robert W. Baird & Co. Incorporated and Janney Montgomery Scott LLC in connection with the issuance and sale of 661,157 shares of the Company’s common stock, no par value (the “Common Stock”) at a price to the public of $60.50 per share (the “Firm Shares”). We refer to Robert W. Baird & Co. Incorporated and Janney Montgomery Scott LLC, together with Boenning  & Scattergood, Inc. as the “Underwriters.” Pursuant to the terms of the Underwriting Agreement, the Company also granted the Underwriters an option to purchase, within a 30-day period, up to an additional 99,173 shares of Common Stock (the “Additional Shares”) on the same terms and conditions, which the Underwriters exercised in full on November 20, 2019 (the Firm Shares and the Additional Shares, together, the “Shares”).  A copy of the Underwriting Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference (and this description is qualified in its entirety by reference to such exhibit).

On November 22, 2019, the sale of the Shares was settled and the Shares were issued in accordance with the terms of the Underwriting Agreement.  The Underwriting Agreement includes customary terms and covenants, representations and warranties, indemnities and limitations on liability in connection with the purchase and sale of the Shares.

The net proceeds from the sale of the Shares were approximately $43.8 million to the Company, after deducting the underwriters’ discounts, commissions and estimated offering expenses.  The Company intends to use the net proceeds from the offering for general corporate purposes, including paying down short-term borrowings, completing acquisitions and funding initiatives.

Item 8.01. Other Events.

On November 22, 2019, the Company issued a press release announcing the closing of the public offering of the Shares described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 19, 2019, by and among Middlesex Water Company, Robert W. Baird & Co. Incorporated and Janney Montgomery Scott LLC.
5.1	Opinion of Jay L. Kooper, Vice President, General Counsel and Secretary, Middlesex Water Company, Re: Legality of Securities Registered.
99.1	Middlesex Water Company Press Release dated November 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

/s/A. Bruce O’Connor
A. Bruce O’Connor
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: November 22, 2019

2